                                                                 EXHIBIT h(1)(c)



                                 AMENDMENT NO. 2
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated May 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Variable Insurance Funds, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

PORTFOLIOS                                                             EFFECTIVE DATE OF AGREEMENT
AIM V.I. Aggressive Growth Fund                                                 May 1, 2000
AIM V.I. Balanced Fund                                                          May 1, 2000
AIM V.I. Basic Value Fund                                                       July __, 2001
AIM V.I. Blue Chip Fund                                                         May 1, 2000
AIM V.I. Capital Appreciation Fund                                              May 1, 2000
AIM V.I. Capital Development Fund                                               May 1, 2000
AIM V.I. Dent Demographic Trends Fund                                           May 1, 2000
AIM V.I. Diversified Income Fund                                                May 1, 2000
AIM V.I. Global Utilities Fund                                                  May 1, 2000
AIM V.I. Government Securities Fund                                             May 1, 2000
AIM V.I. Growth and Income Fund                                                 May 1, 2000
AIM V.I. Growth Fund                                                            May 1, 2000
AIM V.I. High Yield Fund                                                        May 1, 2000
AIM V.I. International Equity Fund                                              May 1, 2000
AIM V.I. Mid Cap Equity Fund                                                    July __, 2001
AIM V.I. Money Market Fund                                                      May 1, 2000
AIM V.I. New Technology Fund                                                    May 1, 2001
AIM V.I. Value Fund                                                             May 1, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated                 , 2001
     -----------------
                                                A I M ADVISORS, INC.


Attest:                                         By:
       ----------------------------                -----------------------------
          Assistant Secretary                           Robert H. Graham
                                                        President


(SEAL)


                                                AIM VARIABLE INSURANCE FUNDS


Attest:                                         By:
       ----------------------------                -----------------------------
          Assistant Secretary                           Robert H. Graham
                                                        President



(SEAL)